GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at March 31, 2021 (Unaudited)

Shares	Common Stocks: 99.3%	Value

	Australia: 6.4%
40,819	Corporate Travel Management Ltd.	$608,030
27,471	Sonic Healthcare Ltd.	642,663
		1,250,693

	China: 63.0%
10,600	Alibaba Group Holding Ltd. - ADR	637,305
6,700	Autohome Inc. - ADR	624,909
2,900	Baidu Inc.* -ADR	630,895
87,669	Beijing Oriental Yuhong - A Shares	683,128
276,000	China Lesso Group Holdings Ltd.	593,606
96,000	China Merchants Bank Co., Ltd. - H Shares	629,836
245,000	Geely Automobile Holdings Ltd.	623,369
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	613,961
7,800	JD.com Inc. - ADR	657,774
150,700	NARI Technology Co., Ltd. - A Shares	714,755
5,700	NetEase Inc. - ADR	588,582
48,600	New Oriental Education & Technology Group Inc. - ADR*	680,400
56,000	Ping An Insurance Group Company of China Ltd. - H Shares	666,680
114,600	Sany Heavy Industry Co., Ltd. - A Shares	596,075
27,800	Shenzhou International	576,094
689,000	Sino Biopharmaceutical Ltd.	689,527
8,000	Tencent Holdings Ltd.	627,729
147,400	Venustech Group Inc. - A Shares	749,168
55,100	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	662,902
		12,246,695

	Singapore: 3.5%
31,968	DBS Group Holdings Ltd.	684,154

	South Korea: 10.4%
38,530	Hanon Systems	603,027
9,550	KT&G Corp.	689,320
10,050	Samsung Electronics Co., Ltd.	725,410
		2,017,757

	Taiwan: 16.0%
79,000	Catcher Technology Co., Ltd.	$587,087
110,000	Elite Material Co., Ltd.	653,197
4,800	Largan Precision Co., Ltd.	541,391
32,000	Novatek Microelectronics Corp.	646,521
2	Shin Zu Shing Co., Ltd.	9
33,000	Taiwan Semiconductor Manufacturing Co., Ltd.	680,640
		3,108,845

	Total Common Stocks	19,308,144
	(cost $11,060,257)

	Total Investments in Securities	19,308,144
	(cost $11,060,257): 99.3%

	Other Assets less Liabilities: 0.7%	127,628

	Net Assets: 100.0%	$19,435,772

*	Non-income producing security.

ADR - American Depository Receipt